                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report                              (Date of earliest event reported)

June 4, 1999                                          (June 2, 1999)


                    DELPHI INFORMATION SYSTEMS, INC.
        (Exact name of registrant as specified in its charter)


        Delaware                       0-15946                77-0021975
        --------                       -------                ----------
(State or other jurisdiction      (Commission File         (I.R.S. Employer
  of incorporation)                    Number)            Identification No.)


3501 Algonquin Road, Suite 500, Rolling Meadows, IL                 60008
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    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: 847-506-3100

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Item 4.  Changes in Registrant's Certifying Accountant.

A(2)   Engagement of New Independent Accountant

   (i) KPMG LLP ("KPMG") has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's consolidated financial statements. This engagement was effective as of June 2, 1999.

   (ii) Prior to engaging KPMG, the Registrant has not consulted with KPMG during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year through June 2, 1999, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) the subject of either a disagreement or an event described in Form 8-K dated May 14, 1999.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELPHI INFORMATION SYSTEMS, INC.



                                     /s/ Max Seybold
                                     -------------------------------------
                                     Max Seybold
                                     President and Chief Executive Officer



Date: June 4, 1999